EXHIBIT 23








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 26, 1999, included in this Form 10-K, into the Company's previously flied Amendment No. 1 to Form S-4 Registration Statement No. 333-25355 and post-effective Amendment No. 3 on Form S-2 to Form S-1 Registration Statement No. 33-59279.






                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP

Washington, D.C.,
March 9, 1999